Exhibit 10.3

Employment Agreements with Named Executives

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (“Agreement”) is made and entered into as of February 28, 2000, by and among Republic Bancshares, Inc., a corporation organized and existing under the laws of the State of Florida (“Company”), Republic Bank, a commercial bank organized and existing under the laws of the State of Florida and a wholly owned subsidiary of the Company (“Bank”), and William R. Klich (“Executive”).

WINTESSETH

WHEREAS, the Bank desires to retain the services of and employ the Executive, and the Executive desires to provide services to the Bank, pursuant to the terms and conditions of this Agreement; and

WHEREAS, the parties desire to memorialize their Agreement with respect to their mutual obligations concerning the employment of Executive under the conditions as are herein below specified.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein contained, the parties to this Agreement covenant and agree as follows:

1. Employment. Pursuant to the terms and conditions of this Agreement, the Bank agrees to employ the Executive and the Executive agrees to render services to the Bank as set forth herein.

2. Term. The Bank agrees to employ the Executive for a period of not less than three (3) years commencing on the date first above written and terminating on the third anniversary of said date (“Employment Period”).

3. Position and Duties. During the Employment Period, the Executive shall serve as President and Chief Executive Officer of both the Bank and the Company. As President and Chief Executive Officer of the Bank and the Company, the Executive agrees to perform such duties as are not inconsistent with his title and office until the expiration of the Employment Period. The Executive shall have such authority as necessary and appropriate to carry out his duties. The Executive shall be based at the principal executive offices of the Company and the Bank and shall be provided with an office and secretarial services as needed. During the Employment Period, each of the Company and the Bank agree to cause the Executive to serve on, be nominated for election to and be elected to the Board of Directors of the Bank. The Company also agrees to cause the Executive to serve on and be nominated for election to the Board of Directors of the Company, subject to the election of the shareholders of the Company at each annual meeting which occurs during the Employment Period.

4. Compensation. During the Employment Period, the Bank shall pay or provide to the Executive, as compensation for the services of the Executive, the following:

(a) A base annual salary of $250,000 payable in periodic installments in accordance with the Bank’s normal payroll practices (such base salary to be subject to increase by the Board of Directors of the Bank in the Board’s sole and absolute discretion);

(b) An annual incentive bonus, up to 50% of base salary, to be based on goals and objectives mutually agreed upon by Executive and the Board of Directors of the Bank. For the year 2000, the annual incentive bonus shall not be less than $75,000;

(c) At the commencement of the Employment Period, the Company agrees to grant to the Executive incentive stock options to purchase 50,000 shares of the Company’s common stock, at an exercise price equal to the fair market value of the Company’s common stock as of the date of this Agreement. The terms and conditions of this grant of stock options shall be as determined under the Company’s 1995 Stock Option Plan and as further set forth in a separate agreement governing the grant of incentive stock options (Attached as Appendix A);

(d) At the commencement of the Employment Period, the Company agrees to grant to the Executive non-qualified stock options to purchase 50,000 shares of the Company’s common stock, at a per option exercise price equal to the fair market value of the Company’s common stock as of the date of this Agreement plus $3.00. The terms and conditions of this grant of stock options shall be as further determined under a separate agreement governing said grant of non-qualified options (Attached as Appendix B);

(e) If Executive (i) dies; or (ii) becomes permanently disabled to the extent that he cannot perform the essential duties of the positions covered by this contract with or without reasonable accommodation, the right to all stock options shall be 100% vested in Executive, or in the event of his death, in his estate.

(f) Executive shall be entitled to a lump sum payment in the first pay period following the commencement of the Employment Period in the amount of $41,000.00, said lump sum payment to be allocated to Executive’s Relocation Allowance; and

(g) Executive shall be entitled to a monthly vehicle allowance of $1,000.00 plus reimbursement for mileage utilized for business purposes at the rate currently approved by the Internal Revenue Service.

(h) Executive will be provided twenty (20) days vacation in 2000 and every year thereafter, plus personal days as defined in the Bank Employee Benefits manual.

5. Benefits. The Bank shall provide to the Executive such medical insurance, health insurance, vacation periods and all other typical benefits provided by the Bank to its executive officers, in the same scope, amount and terms as such benefits are provided to such executive officers. In addition, the Bank shall provide the following:

(a) The Bank shall cause the Executive, at the Executive’s option, to become eligible for participation in the Bank’s 401(k) retirement program on or after July 1, 2000;

(b) Bank shall provide, at Bank’s expense, group term life insurance on Executive in the amount of $500,000.00 subject to evidence of insurability at standard rates and approval. Executive, at Executive’s option and cost, may also purchase up to an additional $500,000.00 of life insurance subject to medical underwriting and approval;

(c) Bank shall provide Executive, at Bank’s expense, Bank’s normal disability benefits plus an additional $6,000.00 monthly disability benefit, subject to medical underwriting at standard rates and approval.

6. For Cause Termination. The Board may terminate the Executive’s employment at any time, but any termination by the Board other than termination for cause shall not prejudice the Executive’s right to

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compensation or other benefits under this Agreement. Termination for cause shall mean termination because of the Executive’s death, physical or mental inability or incapacity to perform essential functions of his job, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional and repeated failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the Banking industry.

7. Change of Control. For the purpose of this Agreement, “Change of Control” shall be defined as the transfer (by merger, purchase, issuance of new shares or otherwise), of more than 50% of the outstanding shares of common stock of the Bank or the Company to a person or persons not controlled, directly or indirectly, by the non-transferring shareholders of the Bank or the Company as of the date of this Agreement. For the purpose of this paragraph, “person” shall be defined to include any entity, including corporations, partnerships, limited liability companies, limited partnerships and limited liability partnerships. For the purpose of this paragraph, the “non-transferring” shareholders of the Bank or the Company shall be deemed to “directly or indirectly control” a person if said person shall be obligated to vote his/her/its shares at the collective direction of the non-transferring shareholders.

8. Involuntary Severance. In the event that, during the Employment Period, Executive’s employment by Bank is involuntarily terminated (unless the termination is “for cause,” as defined above) by the Board of Directors of the Bank, which the Board of Directors of the Bank may do in its absolute and sole discretion and for any reason or no reason, Executive shall have the right to receive as liquidated damages that portion of Executive’s base annual salary accruing between the date of involuntary termination and the expiration of the Employment Period or two (2) times his annual base salary, whichever is greater. For purposes of this paragraph, “Involuntary Termination” shall be deemed to include constructive termination due to any cut in base annual salary or a geographical transfer of more than forty miles.

In the event that, during the Employment Period, Executive’s employment by Bank is involuntarily terminated by Bank following a Change in Control (unless the termination is “for cause,” as defined above) Executive shall have the right to make a selection between payment of the benefits described below or payment of the benefits described in Bank’s Severance Pay Plan effective January 1, 1999, including all amendments thereto. Executive’s selection of the benefits described below shall constitute a waiver of any and all benefits payable under Bank’s Severance Pay Plan. Executive’s selection of benefits under the Bank’s Severance Pay Plan shall constitute a waiver of any and all benefits payable as described below. Not later than thirty (30) days after the date of termination of employment of Executive, Executive shall notify Bank in writing of Executive’s selection of benefits. If the Executive fails to notify the Bank as aforedescribed, Bank shall pay to the Executive the benefits payable as described below and payment of benefits under the Severance Pay Plan shall thereby be waived. In the event Executive selects the benefits payable under this Agreement the Bank agrees that it shall do the following:

•	On the date of Executive’s termination, pay Executive a lump sum equal to thirty-six (36) months of Executive’s base annual salary (with the base annual salary calculated as of the date of Executive’s termination of employment and reduced for withholding and other employment taxes); and

•	On the last day of the year of Executive’s termination, pay Executive, in such amounts as the Board of Directors of the Bank shall direct, a pro rated incentive bonus reduced for withholding and other employment taxes.

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9. Voluntary Severance. In the event that Executive voluntarily terminates employment at least six (6) months and no more than 24 months after a Change in Control, then Bank agrees that it shall do the following:

•	On the date of Executive’s termination, pay Executive a lump sum equal to twenty-four (24) months of Executive’s base annual salary; and

•	On the last day of the year of Executive’s termination, pay Executive, in such amounts as the Board of Directors of the Bank shall direct, a pro rated incentive bonus reduced for withholding and the employment taxes.

10. Release. Executive agrees that Bank’s payment of the salary amounts described in section 8 and 9 above shall be contingent upon Executive, at the time of termination of employment, executing a written release (in a form satisfactory to Bank) of all claims that Executive shall have against Bank, its officers, directors, shareholders, agents and Executives.

11. Limitations on Excess Parachute Payments.

(a) The “present value” (as defined herein) of any amounts payable to the Executive under this Agreement, and any other payments otherwise payable to the Executive by the Bank on or after a Change of Control of the Bank as defined in paragraph 7 hereof or in Section 280G of the Internal Revenue Code of 1954, as amended (the “Code”), which are deemed under section 280G of the Code to constitute “parachute payments” (as defined in section 280G without regard to section 280G(b)(2)(A)(ii)), shall be less than three times the Executive’s “base amount” (as defined herein). In the event that the present value of such payments equals or exceeds such amount, the provisions set forth below will apply, and amounts payable to the Executive under this Agreement will be made only in accordance with this paragraph 10, notwithstanding any provision to the contrary in this Agreement.

(b) Not later than thirty (30) days from the date of termination of employment of Executive, the Bank will provide the Executive with a schedule indicating by category the present value of all amounts payable to the Executive under this Agreement (specifying the paragraph under which each such payment is to be made) and any other payments otherwise payable to the Executive by the Bank on or after the change in control of the Bank, which, in the Bank’s opinion, constitute “parachute payments” under section 280G. No payments under this Agreement shall be made until after thirty (30) days from the receipt of such schedule by the Executive. At any time prior to the expiration of said 30-day period, the Executive shall have the right to select from all or part of any category of payment to be made under this Agreement those payments to be made to the Executive in an amount the present value of which (when combined with the present value of any other payments otherwise payable by the Bank that are deemed “parachute payments”) is less than 300% of the Executive’s “base amount.” If the Executive fails to exercise his right to make a selection, only a lump-sum cash severance payment in the maximum amount that is less than 300% of the Executive’s “base amount” (reduced by the present value of any other payments otherwise payable to the Executive by the Bank that are deemed “parachute payments”) shall be made to the Executive on the day after the expiration of the period extending thirty (30) days from the receipt by the Executive of the schedule provided for hereunder, and no other amount under this Agreement shall be paid to the Executive under any circumstances.

(c) For purposes of this paragraph 10, “present value” means the value determined in accordance with the rules provided in Treasury Regulations under section 280G of the Code, and “base amount” means the average annual compensation payable to the Executive by the Bank and includable in his gross income for Federal income tax purposes during the shorter of the period consisting of the most recent five

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taxable years ending before the date of any Change in Control of the Bank or the portion of such period during which the Executive was an Executive.

(d) Any selection by the Executive under this paragraph 10 of payments shall be invalid, and no such payments will be made, unless, under relevant Treasury Regulations, such payments can be reduced to present value as of the date of termination of employment or such appropriate date prior thereto as provided in said regulations.

(e) References to Code section 280G herein are specific references to section 280G as added to the Code by the Tax Reform Act of 1984, Pub. L. No. 98-369, 98th Cong., 2nd Sess. To the extent that Code section 280G is amended prior to expiration or termination of this Agreement, or replaced by a successor statute, the limitations imposed by this Paragraph 10 upon payments to be made to the Executive under this Agreement shall be deemed modified without further action of the parties so as to provide only for such limitations that are consistent with such amendment(s) or successor statutes, as the case may be. In the event that section 280G, or any successor statute, is repealed, this paragraph 10 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final Treasury Regulations under Code section 280G may affect the amounts that may be paid hereunder and agree that, upon issuance of such final Regulations, this Agreement may be modified as in good faith deemed necessary in light of the provisions of such Regulations to achieve the purposes hereof, and that consent to such modification(s) shall not be unreasonably withheld.

12. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon (a) the Executive, his legal representatives and testate or intestate distributees and (b) the Company and the Bank, their successors and assigns, including any successor by merger, consolidation, reorganization or a statutory receiver or any other person or firm or corporation to which all of the assets and business of the Company or the Bank may be sold or otherwise transferred. Any such successor of the Company and the Bank shall be deemed to have assumed this Agreement and to have become obligated hereunder to the same extent as the Company, the Bank and the Executive’s obligations hereunder shall continue in favor of such successor.

13. Notices. Any communication to a party required or permitted under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered if delivered personally or sent by overnight courier, or five days after mailing if mailed, postage prepaid, by first class mail or registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may be written notice specify to the other party: If to the Executive, 2907 Rubideaux Lane, Tampa, Florida 33629; and if to the Company or the Bank, Republic Bancshares, Inc. or Republic Bank, as the case may be, 111 Second Avenue, NE, Suite 300, St. Petersburg, Florida 33701, Attention: Chairman, with a copy to the attention of the General Counsel.

14. Miscellaneous. A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant, or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times. Notwithstanding anything herein contained to the contrary, any payments to the Executive by the Company or the Bank, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. § 1828(k), and any regulations promulgated thereunder. This Agreement may be executed in two or

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more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without reference to conflicts of law principles. The headings of Sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any Section. Any reference to a Section number shall refer to a Section of this Agreement, unless otherwise stated. This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

15. Attorney’s Fees: In the Event of Non-Payment. In the event the Bank fails to pay Executive the amounts due under this Agreement in the event of a voluntary termination or involuntary termination without cause, Executive shall be entitled to reasonable attorneys fees and costs incurred to collect same.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, as of the day and year first above written.

/s/ William R. Klich

William R. Klich

REPUBLIC BANCSHARES, INC.

By:	/s/ Illegible

Name: Illegible
Title: President

ATTEST:

By:	/s/ Illegible

Secretary

REPUBLIC BANK

By:	/s/ Illegible

Name: Illegible
Title: Illegible

ATTEST:

By:	/s/ Illegible

Secretary

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APPENDIX A

INCENTIVE STOCK OPTION AGREEMENT – SAMPLE AGREEMENT

This Agreement (“Agreement”) is made by and between REPUBLIC BANCSHARES, INC. a banking corporation organized under the laws of Florida (the “Company”) and «FirstName» «LastName» (the “Optionee”).

RECITALS

A. The Corporation considers Optionee to be a key employee of either the Corporation or a subsidiary of the Corporation.

B. The Corporation considers it desirable and in the Corporation’s best interest that Optionee be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interest of the Corporation in the form of options to purchase common shares of the Corporation.

C. The Corporation has adopted the 1995 Republic Bancshares, Inc. (the “Plan”) which provides for the granting of options to purchase shares of common stock of the Company intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW THEREFORE, the parties agree as follows:

PARAGRAPH 1: GRANT OF OPTION

The Corporation hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of an aggregate total of 50,000 shares of its common stock at $                     * per share on the terms and conditions herein set forth.

PARAGRAPH 2: TERM OF OPTION AND WHEN EXERCISABLE

2.01 Term. The term of the Option shall be for a period of Ten years from the effective date, subject to earlier termination as provided in this Agreement. Prior to the expiration of this Option, the Optionee may exercise this Option as to any or all of the shares subject to this Option, in the manner set forth in subparagraph 2.02.

2.02 Exercise Dates. Optionee may exercise this Option as to not more than 10,000 of the shares subject to this Option at any time after the effective date until the expiration of this Option.

(a) The Option may be exercised for additional 10,000 shares after One year from the effective date.

(b) The Option may be exercised for additional 10,000 shares after Two years from the effective date.

(c) The Option may be exercised for additional 10,000 shares after Three years from the effective date.

(d) After Four years from the effective date, Optionee may exercise this Option as to the remaining shares subject to this Option.

PARAGRAPH 3: METHOD OF EXERCISE

Shares purchased pursuant to this Agreement shall, at the time of purchase, be paid for by cash, or any other consideration acceptable to the Corporation. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Corporation stating the number of shares with respect to which the Option is being exercised and the time of the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice unless an earlier date shall have been mutually agreed upon. Upon receipt of said written notice, the Corporation shall provide Optionee with that information required by Regulation D as promulgated by the Securities and Exchange Commission. If, after receipt of said information, the Optionee may withdraw said notice of exercise by notifying the Corporation, in writing, prior to the time set forth for delivery of the shares. Provided that the Optionee does not withdraw his/her notice of exercise as provided herein, at the time specified in such notice, the Corporation shall deliver, without transfer or issue tax to the Optionee (or other person entitled to exercise the Option), at the main office of the Corporation, or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued or reacquired common shares as the Corporation may elect, against payment of the option price in full for the number of shares to be delivered by certified or bank cashier’s check, or the equivalent thereof, or other consideration acceptable to the Corporation. If the Optionee (or other person entitled to exercise the Option) fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender of delivery thereof, his/her right to exercise the Option with respect to such undelivered shares may be terminated by the Corporation.

PARAGRAPH 4: NONTRANSFERABILITY OF OPTION RIGHTS

This Option is not assignable or transferable by Optionee except by Will or by the laws of descent and distribution. During the life of Optionee, the Option shall be exercisable only by him/her.

PARAGRAPH 5: EFFECT OF TERMINATION OF EMPLOYMENT,

RETIREMENT, DISABILITY OR DEATH

5.01 Employment Termination. In the event that Optionee resigns or is terminated as an employee of the Corporation or a subsidiary of the Corporation for any reason, other than death or total disability, any Option, whether or not vested, granted to him/her shall terminate three (3) months after the earlier of (i) the giving of notice of such removal or, in the absence of such notice, (ii) the date of such resignation or removal provided however, that in the event the Optionee’s employment is terminated by reason of the Optionee’s unlawful or illegal conduct or malfeasance in the performance Of his/her duties, any Option granted to him/her shall terminate on the date his/her employment terminates.

5.02 Total Disability. In the event the Optionee’s employment by the Corporation is terminated by reason of his/her total disability as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as currently in effect or as hereafter amended, any Option, whether or not vested, granted to him/her shall terminate twelve months after such termination.

5.03 Death. If an Optionee dies while an employee, on leave of absence or on military leave or while Optionee is retired or totally disabled, his/her Option may be exercised, and if exercised, shall be exercised, within twelve (12) months after his/her death by the executor or administrator of the estate of the Optionee or by the person to whom the Option shall pass by will or by the laws of descent and distribution, by only to the extent the Optionee was entitled to exercise the Option on the date of his/her death. Where applicable, the term “Optionee,” as used in paragraphs 6 or 7 of this Agreement, shall include any person authorized to exercise an Optionee’s Option pursuant to this sub paragraph 5.03.

PARAGRAPH 6: INVESTMENT REPRESENTATION AND AGREEMENT

6.01 Investment Purpose. Optionee represents that this Option, and any shares purchased pursuant to this Option, are purchased for investment purposes only and for his/her own account. Optionee acknowledges that this Option and the shares pertaining to this Option are not registered under the Securities Act of 1933, as amended, the Florida Investor Protection Act, or any other states’s securities law.

6.02 Transfer Restriction. Optionee agrees not to sell or otherwise transfer any shares of stock purchased pursuant to this Option without registration under the Securities Act of 1933, as amended, and any applicable state securities law, unless the sale or transfer is exempt from registration. Optionee acknowledges that the Corporation’s books with respect to the transfer of any shares of stock purchased pursuant to this Option will reflect this transfer restriction.

PARAGRAPH 7: INCORPORATION OF TERMS

AND CONDITIONS IN THE PLAN

This Option is subject to the terms and conditions contained in the Plan, which Plan is incorporated herein by reference. A copy of the Plan is available from the Corporation upon request. If there is a conflict between the Plan and the Agreement, the terms and conditions of the Plan shall supersede and be controlling.

PARAGRAPH 8: BINDING EFFECT

This Agreement shall be binding upon the heirs, personal representatives, legal representatives, estates, and successors of the parties hereto.

PARAGRAPH 9: REGULATORY APPROVAL

Notwithstanding anything to the contrary contained herein, no shares shall be issued to Optionee unless and until all necessary approvals of any governmental agency, stock exchange, state or federal banking authority (including the Federal Depositors Insurance Corporation or the Florida Department of Banking and Finance) have been obtained. If the Corporation cannot obtain such approvals then this Option is null and void.

PARAGRAPH 10: EFFECTIVE DATE

The Effective Date of this Agreement for purposes of paragraph 2.02 shall be             .

The parties to this Agreement have executed this Agreement this              day of, 2000.

REPUBLIC BANCSHARES, INC. a Florida corporation

By:

President

(CORPORATE SEAL)

“CORPORATION”

(SEAL)

«FirstName» «LastName» “OPTIONEE”

*	Per share price to be market price as of date of approval

Exhibit B

AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT

This Agreement is made by and between REPUBLIC BANCSHARES, INC, a corporation organized under the laws of Florida (the “Corporation”) and                                      (the “Optionee”).

RECITALS

A. The Corporation considers Optionee to be a key director of either the Corporation or a subsidiary of the Corporation.

B. The Corporation considers it desirable and in the Corporation’s best interest that Optionee be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interest of the Corporation in the form of options to purchase common shares of the Corporation.

C. The purpose of this Agreement is to amend and restate the provisions of that certain Non-Qualified Stock Option Agreement dated                                               by and between the Corporation and Optionee dated                                     . This Agreement shall supercede the prior Agreement in its entirety.

NOW THEREFORE, the parties agree as follows:

PARAGRAPH 1 : GRANT OF OPTION

The Corporation hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of an aggregate total of              shares of its common stock at $                     per share on the terms and conditions herein set forth.

PARAGRAPH 2 : TERM OF OPTION AND WHEN EXERCISABLE

2.01 Term. The term of the option shall be for a period of Ten (10) years from the effective date, subject to earlier termination as provided in this Agreement. Prior to the expiration of this Option, the Optionee may exercise this Option as to any or all of the shares subject to this Option, in the manner set forth in subparagraph 3.

2.02 Exercise Dates. Optionee may exercise this Option as to not more than              of the shares subject to this Option at any time after the effective date until the expiration of this Option.

(a)	The Option may be exercised for additional shares after one (1) year from the effective date.

(b)	The Option may be exercised for additional shares after two (2) years from the effective date.

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(c)	The Option may be exercised for additional shares after three (3) years from the effective date.

(d)	After four (4) years from the effective date, Optionee may exercise this Option as to the remaining shares subject to this Option.

PARAGRAPH 3: METHOD OF EXERCISE

Shares purchased pursuant to this Agreement shall, at the time of purchase, be paid for by cash, or any other consideration acceptable to the Corporation. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Corporation stating the number of shares with respect to which the Option is being exercised and the time of the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice unless an earlier date shall have been mutually agreed upon. Upon receipt of said written notice, the Corporation shall provide Optionee with that information required by Regulation D as promulgated by the Securities and Exchange Commission. If, after receipt of said information, the Optionee may withdraw said notice of exercise by notifying the Corporation, in writing, prior to the time set forth for delivery of the shares. Provided that the Optionee does not withdraw his/her notice of exercise as provided herein, at the time specified in such notice, the Corporation shall deliver, without transfer or issue tax to the Optionee (or other person entitled to exercise the Option), at the main office of the Corporation, or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued or reacquired common shares as the Corporation may elect, against payment of the option price in full for the number of shares to be delivered by certified or bank cashier’s check, or the equivalent thereof, or other consideration acceptable to the Corporation. If the Optionee (or other person entitled to exercise the Option) fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender of delivery thereof, his/her right to exercise the Option with respect to such undelivered shares may be terminated by the Corporation.

PARAGRAPH 4 : NONTRANSFERABILITY OF OPTION RIGHTS

This Option is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the Option shall be exercisable only by him/her.

PARAGRAPH 5: EFFECT OF TERMINATION OF EMPLOYMENT,

RETIREMENT, DISABILITY OR DEATH

5.01 Employment Termination. In the event that Optionee resigns or is removed as a director of the Corporation or a subsidiary of the Corporation for any reason, other than death or total disability, any Option, whether or not vested, granted to him/her shall terminate thirty (30) days after the earlier of (i) the giving of notice of such removal or, in the absence of such notice, (ii) the date of such resignation or removal provided, however, that in the event the Optionee’s service as a director is terminated by reason of the Optionee’s unlawful or illegal conduct or malfeasance in the performance of his/her duties, any Option granted to him/her shall terminate on the date his/her service as a director terminates.

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5.02 Acceleration Event means (i) any event that, in the opinion of the Board of Directors of the Corporation, is likely to lead to a change in control of share ownership of the Corporation, whether or not such change in control actually occurs or (ii) any event that causes a change in control or share ownership. As used herein change in control means a transfer (within a one week time period) of more than 50% of the voting power to a person who is not controlled, directly or indirectly, by the current shareholders of the Corporation. If an Acceleration Event occurs in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors may direct the Committee to declare that all Options granted herein shall become exercisable immediately. If an Acceleration Event occurs that causes a change in control of share ownership then all Options granted herein shall become exercisable immediately.

5.03 Total Disability. In the event the Optionee’s service as a director by the Corporation is terminated by reason of his/her total disability as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as currently in effect or as hereafter amended, any Option, whether or not vested, granted to him/her shall terminate twelve months after such termination.

5.04 Death. If an Optionee dies while a director of the Corporation or a subsidiary of the Corporation, on leave of absence or on military leave or while Optionee is retired or totally disabled, his/her Option may be exercised, and if exercised, shall be exercised, within twelve months after his/her death by the executor or administrator of the estate of the Optionee or by the person to whom the Option shall pass by will or by the laws of descent and distribution, by only to the extent the Optionee was entitled to exercise the Option on the date of his/her death. Where applicable, the term “Optionee,” as used in paragraphs 6 or 7 of this Agreement, shall include any person authorized to exercise an Optionee’s Option pursuant to this subparagraph 5.03.

PARAGRAPH 6: INVESTMENT REPRESENTATION AND AGREEMENT

6.01 Investment Purpose. Optionee represents that this Option, and any shares purchased pursuant to this Option, are purchased for investment purposes only and for his/her own account. Optionee acknowledges that this Option and the shares pertaining to this Option are not registered under the Securities Act of 1933, as amended, the Florida Investor Protection Act, or any other state’s securities law.

6.02 Transfer Restriction. Optionee agrees not to sell or otherwise transfer any shares of stock purchased to this option without registration under the Securities Act of 1933, as amended, and any applicable state securities law, unless the sale or transfer is exempt from registration. Optionee acknowledges that the Corporation’s books with respect to the transfer of any shares of stock purchased pursuant to this Option will reflect this transfer restriction.

PARAGRAPH 7 : BINDING EFFECT

This Agreement shall be binding upon the heirs, personal representatives, legal representatives, estates, and successors of the parties hereto.

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PARAGRAPH 8 : REGULATORY APPROVAL

Notwithstanding anything to the contrary contained herein, no shares shall be issued to Optionee unless and until all necessary approvals of any governmental agency, stock exchange, state or federal banking authority (including the Federal Depositors Insurance Corporation or the Florida Department of Banking and Finance) have been obtained. If the Corporation cannot obtain such approvals then this Option is null and void.

PARAGRAPH 9: EFFECTIVE DATE

The Effective Date of this Agreement for purposes of paragraph 2.02 shall be             .

The parties to this Agreement have executed this Agreement this              day of                     , 2000.

REPUBLIC BANCSHARES, INC. a Florida Corporation

By:

President

(CORPORATE SEAL)

“CORPORATION”

(SEAL)

“OPTIONEE”

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EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT

THIS EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT is made and entered into this 27th day of February, 2002 by and between Republic Bancshares, Inc. (“Company”), Republic Bank (“Bank”) and William R. Klich (“Executive”).

WITNESSETH:

WHEREAS, Company, Bank and Executive are parties to that certain Employment Agreement (the “Agreement”) dated February 28th, 2000; and

WHEREAS, the parties desire to modify certain provisions of the Agreement as are hereinafter set forth.

NOW THEREFORE, in consideration of Executive’s continued employment by Bank and the premises and covenants hereinafter set forth, the parties hereto agree as follows:

1.	Paragraph 2 of the Agreement is hereby modified to redefine the Employment Period as commencing on March 15th, 2000 and terminating on the fifth anniversary of said date.

2.	Paragraph 4(a) of the Agreement is modified to provide for a current annual base salary of $310,000.

3.	Paragraph 4(b) is hereby deleted and the following shall be inserted:

An annual incentive bonus to be based on goals and objectives mutually agreed upon by Executive and the Board of Directors of the Bank.

4.	The first sentence of paragraph 5(b) is hereby deleted and the following shall be inserted in its place:

Bank shall provide, at Bank’s expense, group term life insurance on Executive in the amount of one times the annual salary of the Executive along with a separate and continuing policy in the amount of $250,000, all subject to evidence of insurability at standard rates and approval.

5.	Paragraph 8 of the Agreement is hereby modified by deleting the last sentence of the first paragraph thereof and inserting the following:

For purposes of this paragraph, “Involuntary Termination” shall be deemed to include constructive termination due to any cut in base annual salary, any diminution of duties and/or a geographical transfer of more than forty miles.

6.	Paragraph 9 of the Agreement is hereby deleted in its entirety.

7.	Except as herein modified and amended, the terms and conditions of the Agreement are hereby ratified and affirmed and shall remain in full force and affect.

IN WITNESS WHEREOF, the parties hereto have set forth their hands and seals the day and year first written above.

Republic Bancshares, Inc.

By:	/s/ William R. Hough

William R. Hough Chairman of the Board

Republic Bank

By:	/s/ Alfred T. May

Alfred T. May Chairman of the Board

/s/ William R. Klich

William R. Klich, Executive

EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT

THIS EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT is made and entered into this 29th day of April, 2003 by and between Republic Bancshares, Inc. (“Company”), Republic Bank (“Bank”) and William R. Klich (“Executive”).

W I T N E S S E T H:

WHEREAS, Company, Bank and Executive are parties to that certain Employment Agreement (the “Agreement”) dated February 28th, 2000 and Employment Agreement Modification Agreement dated February 27th, 2002; and

WHEREAS, the parties desire to modify certain provisions of the Agreement as are hereinafter set forth.

NOW THEREFORE, in consideration of Executive’s continued employment by Bank and the premises and covenants hereinafter set forth, the parties hereto agree as follows:

1.	Paragraph 2 of the Agreement is hereby modified to redefine the Employment Period as commencing on March 15th , 2000 and terminating on the sixth anniversary of said date.

IN WITNESS WHEREOF, the parties hereto have set forth their hands and seals the day and year first written above.

Republic Bancshares, Inc.

By:	/s/ William R. Hough

William R. Hough Chairman of the Board

Republic Bank

By:	/s/ William R. Klich

William R. Klich Chairman of the Board

/s/ William R. Klich

William R. Klich, Executive

EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT

THIS EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT is made and entered into this September 2, 2003 by and between Republic Bancshares, Inc. (“Company”), Republic Bank (“Bank”) and William R. Klich (“Executive”).

W I T N E S S E T H:

WHEREAS, Company, Bank and Executive are parties to that certain Employment Agreement (the “Agreement”) dated February 28th, 2000 and Employment Agreement Modification Agreements dated February 27th, 2002; and April 29th, 2003 and September 2, 2003.

WHEREAS, the parties desire to modify certain provisions of the Agreement as are hereinafter set forth.

NOW THEREFORE, in consideration of Executive’s continued employment by Bank and the premises and covenants hereinafter set forth, the parties hereto agree as follows:

To replace: Section 11. Limitations on Excess Parachute Payments

and

Add: Certain Additional Payments by the Bank

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or otherwise to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 11) (a “Payment”) would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), then the Executive shall be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(b) All determinations concerning the application of the foregoing shall be made by a nationally recognized firm of independent accountants (together with legal counsel of its choosing), selected by the Company after consultation with the Executive (which may be the Company’s independent auditors), whose determination shall be conclusive and binding on all parties. The fees and expenses of such accountants and counsel shall be borne by the Company. If the accounting firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with an opinion that the Executive has substantial authority not to report any Excise Tax on his Federal income tax return. In the event the Internal Revenue Service calculated as described above in respect of such excess Excise Tax, including a Gross-Up Payment, calculated as described above in respect of such excess Excise Tax, including a Gross-Up Payment in respect of any interest or penalties imposed by the Internal Revenue Service with respect to such excess Excise Tax.

IN WITNESS WHEREOF, the parties hereto have set forth their hands and seals the day and year first written above.

Republic Bancshares, Inc.

By:	/s/ William R. Hough

William R. Hough Chairman of the Board

Republic Bank

By:	/s/ William R. Klich

William R. Klich President and Chief Executive Officer

/s/ William R. Klich

William R. Klich, Executive

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (“Agreement”) is made and entered into as of July 16, 2002, by and among Republic Bancshares, Inc., a corporation organized and existing under the laws of the State of Florida (“Company”), Republic Bank, a commercial bank organized and existing under the laws of the State of Florida and a wholly owned subsidiary of the Company (“Bank”), and J. Kenneth Coppedge (“Executive”).

WITNESSETH

WHEREAS, the Bank desires to retain the services of and employ the Executive, and the Executive desires to provide services to the Bank, pursuant to the terms and conditions of this Agreement; and

WHEREAS, the parties desire to memorialize their Agreement with respect to their mutual obligations concerning the employment of Executive under the conditions as are herein below specified.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein contained, the parties to this Agreement covenant and agree as follows:

1. Employment. Pursuant to the terms and conditions of this Agreement, the Bank agrees to employ the Executive and the Executive agrees to render services to the Bank as set forth herein.

2. Term. The Bank agrees to employ the Executive for a period commencing on the date first above written and terminating on March 15, 2005 (“Employment Period”).

3. Postion and Duties. During the Employment Period, the Executive shall serve as President of the Bank. As President of the Bank, the Executive agrees to perform such duties as are not inconsistent with his title and office until the expiration of the Employment Period. The Executive shall have such authority as necessary and appropriate to carry out his duties. The Executive shall be based at the principal executive offices of the Bank and shall be provided with an office and secretarial services as needed.

4. Compensation. During the Employment Period, the Bank shall pay or provide the Executive, as compensation for the services of the Executive, the following:

(a) A base annual salary of $250,000 payable in periodic installments in accordance with the Bank’s normal payroll practices (such base salary to be subject to increase by the Board of Directors of the Bank in the Board’s sole and absolute discretion);

(b) An annual incentive bonus, to be based on goals and objectives mutually agreed upon by the Executive and the Board of Directors of the Bank.

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(c) At the commencement of the Employment Period, the Company agrees to grant to the Executive incentive stock options to purchase 50,000 shares of the Company’s common stock, at an exercise price equal to the fair market value of the Company’s common stock as of the date of this Agreement. The terms and conditions of this grant of stock options shall be as determined under the Company’s 1995 Stock Option Plan and as further set forth in a separate agreement governing the grant of incentive stock options (Attached as Appendix A);

(d) If Executive (i) dies; or (ii) becomes permanently disabled to the extent that he cannot perform the essential duties of the positions covered by this contract with or without reasonable accommodation, the right to all stock options shall be 100% vested in Executive, or in the event of his death, in his estate.

(e) Executive shall be entitled to a lump sum payment in the first pay period following the commencement of the Employment Period in the amount of $25,000.00.

(f) Executive shall be entitled to a monthly vehicle allowance of $1,000.00 plus reimbursement for mileage utilized for business purposes at the rate currently approved by the Internal Revenue Service.

(g) Executive will be provided ten (10) days vacation in 2002 and twenty (20) days in 2003 and annually thereafter, plus personal days as defined in the Bank Employee Benefits manual.

5. Benefits. The Bank shall provide to the Executive such medical insurance, health insurance, vacation periods, and all other typical benefits provided by the Bank to its executive officers, in the same scope, amount and terms as such benefits are provided to such executive officers. In addition, the Bank shall provide the following:

The Bank shall cause the Executive, at the Executive’s option, to become eligible for participation in the Bank’s 401 (k) Plan on January 1 2003.

6. For Cause Termination. The Board may terminate the Executive’s employment at any time, but any termination by the Board other than termination for cause shall not prejudice the Executive’s right to compensation or other benefits under this Agreement. Termination for cause shall mean termination because of the Executive’s death, physical or mental inability or incapacity to perform essential functions of his job, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional and repeated failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the Banking industry.

7. Change of Control. For the purpose of this Agreement “Change of Control” shall be defined as the transfer (by merger, purchase, issuance of new shares or otherwise), of more than 50% of the outstanding shares of common stock of the Bank or the Company to a person or persons not controlled, directly or indirectly by the non-transferring shareholders of the

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Bank or the Company as of the date of this Agreement. For the purpose of this paragraph, “person” shall be defined to include any entity, including corporations, partnerships, limited liability companies, limited partnerships and limited liability partnerships. For the purpose of this paragraph, the “non-transferring” shareholders of the Bank or Company shall be deemed to “directly or indirectly control” a person if said person shall be obligated to vote his/her/its shares at the collective direction of the non-transferring shareholders.

8. Involuntary Severance. In the event that, during the Employment Period, Executive’s employment by Bank is involuntarily terminated (unless the termination is “for cause”, as defined above) by the Board of Directors of the Bank, which the Board of Directors of the Bank may do in its absolute and sole discretion and for any reason or no reason, Executive shall have the right to receive as liquidated damages that portion of Executive’s base annual salary accruing between the date of involuntary termination and the expiration of the Employment Period or two (2) times his annual base salary, whichever is greater. For purposes of this paragraph, “Involuntary Termination” shall be deemed to include constructive termination due to any cut in base salary, any diminution of duties and/or a geographical transfer of more than forty miles.

In the event that, during the Employment Period, Executive’s employment by Bank is involuntarily terminated by Bank following a Change in Control (unless the termination is “for cause” as defined above) the Bank agrees that it shall do the following:

•	On the date of Executive’s termination, pay Executive a lump sum equal to thirty-six (36) months of Executive’s base annual salary (with the base annual salary calculated as of the date of Executive’s termination of employment and reduced for withholding and other employment taxes); and

•	On the last day of the year of Executive’s termination, pay Executive (in such amounts as the Board of Directors of the Bank shall direct) a pro rated incentive bonus reduced for withholding and other employment taxes.

9. Release. Executive agrees that Bank’s payment of the salary amounts described in section 8 above shall be contingent upon Executive, at the time of termination of employment, executing a written release (in a form satisfactory to Bank) of all claims that Executive shall have against Bank, its officers, directors, shareholders, agents and Executives.

10. Limitations on Excess Parachute Payments.

(a) The “present value” (as defined herein) of any amounts payable to the Executive under this Agreement, and any other payments otherwise payable to the Executive by the Bank on or after a Change of Control of the Bank as defined in paragraph 7 hereof or in Section 280G of the Internal Revenue Code of 1954, as amended (the “Code”), which are deemed under section 280G of the Code to constitute “parachute payments” (as defined in section 280G without regard to section 280G(b)(2)(A)(ii)), shall be less than three times the Executive’s “base amount” (as defined herein). In the event that the present value of such payments equals or exceeds such amount, the provisions set forth below will apply, and amounts

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payable to the Executive under this Agreement will be made only in accordance with this paragraph 10, notwithstanding any provision to the contrary in this Agreement.

(b) Not later than thirty (30) days from the date of termination of employment of Executive, the Bank will provide the Executive with a schedule indicating by category the present value of all amounts payable to the Executive under this Agreement (specifying the paragraph under which each such payment is to be made) and any other payments otherwise payable to the Executive by the Bank on or after the change in control of the Bank, which, in the Bank’s opinion, constitute “parachute payments” under section 280G. No payments under this Agreement shall be made until after thirty (30) days from the receipt of such schedule by the Executive. At any time prior to the expiration of said 30-day period, the Executive shall have the right to select from all of part of any category of payment to be made under this Agreement those payments to be made to the Executive in an amount the present value of which (when combined with the present value of any other payments otherwise payable by the Bank that are deemed “parachute payments”) is less than 300% of the Executive’s “base amount”. If the Executive fails to exercise his right to make a selection, only a lump-sum cash severance payment in the maximum amount that is less than 300% of the Executive’s “base amount” (reduced by the present value of any other payments otherwise payable to the Executive by the Bank that are deemed “parachute payments”) shall be made to the Executive on the day after the expiration of the period extending thirty (30) days from the receipt by the Executive of the schedule provided for hereunder, and no other amount under this Agreement shall be paid to the Executive under any circumstances.

(c) For purposes of this paragraph 10, “present value” means the value determined in accordance with the rules provided in Treasury Regulations under section 280G of the Code, and “base amount” means the average annual compensation payable to the Executive by the Bank and includable in his gross income for Federal income tax purposes during the shorter of the period consisting of the most recent five taxable years ending before the date of any Change in Control of the Bank or the portion of such period during which the Executive was an Executive.

(d) Any selection by the Executive under this paragraph 10 of payments shall be invalid, and no such payments will be made, unless, under relevant Treasury Regulations, such payments can be reduced to present value as of the date of termination of employment or such appropriate date prior thereto as provided in said regulations.

(e) References to Code section 280G herein are specific references to section 280G as added to the Code by the Tax Reform Act of 1984, Pub. L. No. 98-369, 98th Cong., 2nd Sess. To the extent that Code section 280G is amended prior to expiration or termination of this Agreement, or replaced by a successor statute, the limitations imposed by this Paragraph 10 upon payments to be made to the Executive under this Agreement shall be deemed modified without further action of the parties so as to provide only for such limitations that are consistent with such amendment(s) or successor statutes, as the case may be. In the event that section 280G, or any successor statute, is repealed, this paragraph 10 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final Treasury Regulations under Code section 280G may affect the amounts that may be paid hereunder and agree that,

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upon issuance of such final Regulations, this Agreement may be modified as in good faith deemed necessary in light of the provision of such Regulations to achieve the purposes hereof, and that consent to such modification(s) shall not be unreasonably withheld.

11. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon (a) the Executive, his legal representatives and testate or intestate distributees and (b) the Company and the Bank, their successors and assigns, including any successor by merger, consolidation, reorganization or a statutory receiver or any other person or firm or corporation to which all of the assets and business of the Company or the Bank may be sold or otherwise transferred. Any such successor of the Company and the Bank shall be deemed to have assumed this Agreement and to have become obligated hereunder to the same extent as the Company, the Bank and the Executive’s obligations hereunder shall continue in favor of such successor.

12. Notices. Any communication to a party required or permitted under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered if delivered personally or sent by overnight courier, or five days after mailing if mailed, postage prepaid, by first class mail or registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may be, written notice specify to the other party: If to Executive, 4937 St. Croix Drive, Tampa, Florida 33629; and if to the Company or Bank, Republic Bancshares, Inc. or Republic Bank, as the case may be, 111 Second Avenue, NE, Suite 300, St. Petersburg, Florida 33701, Attention: Chairman, with a copy to the attention of the General Counsel.

13. Miscellaneous. A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant, or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times. Notwithstanding anything herein contained to the contrary, any payments to the Executive by the Company or the Bank, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C § 1828(k), and any regulations promulgated thereunder. This Agreement maybe executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without reference to conflicts of law principles. The headings of Sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any Section. Any reference to a Section number shall refer to a Section of this Agreement, unless other stated. This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, as of the day and year first above written.

/s/ J. Kenneth Coppedge

J. Kenneth Coppedge

REPUBLIC BANCSHARES, INC.

		By:	/s/ William R. Klich

		Name:	William R. Klich
		Title:	Chief Executive Officer

ATTEST:

By:	/s/ Illegible

Secretary

REPUBLIC BANK

		By:	/s/ William R. Klich

		Name:	William R. Klich
		Title:	Chief Executive Officer

ATTEST:

By:	/s/ Illegible

Secretary

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EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT

THIS EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT is made and entered into this 29th day of April, 2003 by and between Republic Bancshares, Inc. (“Company”), Republic Bank (“Bank”) and J. Kenneth Coppedge (“Executive”).

W I T N E S S E T H:

WHEREAS, Company, Bank and Executive are parties to that certain Employment Agreement (the “Agreement”) dated July 16th, 2002; and

WHEREAS, the parties desire to modify certain provisions of the Agreement as are hereinafter set forth.

NOW THEREFORE, in consideration of Executive’s continued employment by Bank and the premises and covenants hereinafter set forth, the parties hereto agree as follows:

1.	Paragraph 2 of the Agreement is hereby modified to redefine the Employment Period as commencing on said date and terminating on March 15th, 2006.

IN WITNESS WHEREOF, the parties hereto have set forth their hands and seals the day and year first written above.

Republic Bancshares, Inc.

By:	/s/ William R. Hough

William R. Hough
Chairman of the Board

Republic Bank

By:	/s/ William R. Klich

William R. Klich
Chairman of the Board

/s/ J. Kenneth Coppedge

J. Kenneth Coppedge, Executive

EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT

THIS EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT is made and entered into this September 2, 2003 by and between Republic Bancshares, Inc. (“Company”), Republic Bank (“Bank”) and J. Kenneth Coppedge (“Executive”).

W I T N E S S E T H:

WHEREAS, Company, Bank and Executive are parties to that certain Employment Agreement (the “Agreement”) dated July 16th, 2002, and Employment Agreement Modification Agreement dated; April 29th, 2003, and September 2, 2003.

WHEREAS, the parties desire to modify certain provisions of the Agreement as are hereinafter set forth.

NOW THEREFORE, in consideration of Executive’s continued employment by Bank and the premises and covenants hereinafter set forth, the parties hereto agree as follows:

To replace: Section 10. Limitations on Excess Parachute Payments

and

Add: Certain Additional Payments by the Bank

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or otherwise to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 11) (a “Payment”) would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), then the Executive shall be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(b) All determinations concerning the application of the foregoing shall be made by a nationally recognized firm of independent accountants (together with legal counsel of its choosing), selected by the Company after consultation with the Executive (which may be the Company’s independent auditors), whose determination shall be conclusive and binding on all parties. The fees and expenses of such accountants and counsel shall be borne by the Company. If the accounting firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with an opinion that the Executive has substantial authority not to report any Excise Tax on his Federal income tax return. In the event the Internal Revenue Service assesses the Executive an amount of Excise Tax in excess of that determined in accordance with

Payment, calculated as described above in respect of such excess Excise Tax, including a Gross-Up Payment in respect of any interest or penalties imposed by the Internal Revenue Service with respect to such excess Excise Tax.

IN WITNESS WHEREOF, the parties hereto have set forth their hands and seals the day and year first written above.

Republic Bancshares, Inc.

By:	/s/ William R. Hough

William R. Hough
Chairman of the Board

Republic Bank

By:	/s/ William R. Klich

William R. Klich
President and Chief Executive Officer

/s/ J. Kenneth Coppedge

J. Kenneth Coppedge, Executive

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (“Agreement”) is made and entered into as of April 29, 2003, by and among Republic Bancshares, Inc., a corporation organized and existing under the laws of the State of Florida (“Company”), Republic Bank, a commercial bank organized and existing under the laws of the State of Florida and a wholly owned subsidiary of the Company (“Bank”), and William R. Falzone (“Executive”).

WITNESSETH

WHEREAS, the Bank desires to retain the services of and employ the Executive, and the Executive desires to provide services to the Bank, pursuant to the terms and conditions of this Agreement; and

WHEREAS, the parties desire to memorialize their Agreement with respect to their mutual obligations concerning the employment of Executive under the conditions as are herein below specified.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein contained, the parties to this Agreement covenant and agree as follows:

1. Employment. Pursuant to the terms and conditions of this Agreement, the Bank agrees to employ the Executive and the Executive agrees to render services to the Bank as set forth herein.

2. Term. The Bank agrees to employ the Executive for a period commencing on the date first above written and terminating on March 15, 2006 (“Employment Period”).

3. Postion and Duties. During the Employment Period, the Executive shall serve as Executive Vice President and Chief Financial Officer of the Bank. As Executive Vice President and Chief Financial Officer of the Bank, the Executive agrees to perform such duties as are not inconsistent with his title and office until the expiration of the Employment Period. The Executive shall have such authority as necessary and appropriate to carry out his duties. The Executive shall be based at the principal executive offices of the Bank and shall be provided with an office and secretarial services as needed.

4. Compensation. During the Employment Period, the Bank shall pay or provide the Executive, as compensation for the services of the Executive, the following:

(a) A base annual salary of $157,500 payable in periodic installments in accordance with the Bank’s normal payroll practices (such base salary to be subject to increase by the Board of Directors of the Bank in the Board’s sole and absolute discretion);

(b) An annual incentive bonus, to be based on goals and objectives mutually agreed upon by the Executive and the Board of Directors of the Bank.

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(c) If Executive (i) dies; or (ii) becomes permanently disabled to the extent that he cannot perform the essential duties of the positions covered by this contract with or without reasonable accommodation, the right to all stock options shall be 100% vested in Executive, or in the event of his death, in his estate.

5. Benefits. The Bank shall provide to the Executive such medical insurance, health insurance, vacation periods, and all other typical benefits provided by the Bank to its executive officers, in the same scope, amount and terms as such benefits are provided to such executive officers.

6. For Cause Termination. The Board may terminate the Executive’s employment at any time, but any termination by the Board other than termination for cause shall not prejudice the Executive’s right to compensation or other benefits under this Agreement. Termination for cause shall mean termination because of the Executive’s death, physical or mental inability or incapacity to perform essential functions of his job, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional and repeated failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the Banking industry.

7. Change of Control. For the purpose of this Agreement “Change of Control” shall be defined as the transfer (by merger, purchase, issuance of new shares or otherwise), of more than 50% of the outstanding shares of common stock of the Bank or the Company to a person or persons not controlled, directly or indirectly by the non-transferring shareholders of the Bank or the Company as of the date of this Agreement. For the purpose of this paragraph, “person” shall be defined to include any entity, including corporations, partnerships, limited liability companies, limited partnerships and limited liability partnerships. For the purpose of this paragraph, the “non-transferring” shareholders of the Bank or Company shall be deemed to “directly or indirectly control” a person if said person shall be obligated to vote his/her/its shares at the collective direction of the non-transferring shareholders.

8. Involuntary Severance. In the event that, during the Employment Period, Executive’s employment by Bank is involuntarily terminated (unless the termination is “for cause”, as defined above) by the Board of Directors of the Bank, which the Board of Directors of the Bank may do in its absolute and sole discretion and for any reason or no reason, Executive shall have the right to receive as liquidated damages that portion of Executive’s base annual salary accruing between the date of involuntary termination and the expiration of the Employment Period or two (2) times his annual base salary, whichever is greater. For purposes of this paragraph, “Involuntary Termination” shall be deemed to include constructive termination due to any cut in base salary, any diminution of duties and/or a geographical transfer of more than forty miles.

In the event that, during the Employment Period, Executive’s employment by Bank is involuntarily terminated by Bank following a Change in Control (unless the termination is “for cause” as defined above) the Bank agrees that it shall do the following:

•	On the date of Executive’s termination, pay Executive a lump sum equal to thirty-six (36) months of Executive’s base annual salary (with the base annual salary calculated as of the date of Executive’s termination of employment and reduced for withholding and other employment taxes); and

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•	On the last day of the year of Executive’s termination, pay Executive (in such amounts as the Board of Directors of the Bank shall direct) a pro rated incentive bonus reduced for withholding and other employment taxes.

9. Release. Executive agrees that Bank’s payment of the salary amounts described in section 8 above shall be contingent upon Executive, at the time of termination of employment, executing a written release (in a form satisfactory to Bank) of all claims that Executive shall have against Bank, its officers, directors, shareholders, agents and Executives.

10. Limitations on Excess Parachute Payments.

(a) The “present value” (as defined herein) of any amounts payable to the Executive under this Agreement, and any other payments otherwise payable to the Executive by the Bank on or after a Change of Control of the Bank as defined in paragraph 7 hereof or in Section 280G of the Internal Revenue Code of 1954, as amended (the “Code”), which are deemed under section 280G of the Code to constitute “parachute payments” (as defined in section 280G without regard to section 280G(b)(2)(A)(ii)), shall be less than three times the Executive’s “base amount” (as defined herein). In the event that the present value of such payments equals or exceeds such amount, the provisions set forth below will apply, and amounts payable to the Executive under this Agreement will be made only in accordance with this paragraph 10, notwithstanding any provision to the contrary in this Agreement.

(b) Not later than thirty (30) days from the date of termination of employment of Executive, the Bank will provide the Executive with a schedule indicating by category the present value of all amounts payable to the Executive under this Agreement (specifying the paragraph under which each such payment is to be made) and any other payments otherwise payable to the Executive by the Bank on or after the change in control of the Bank, which, in the Bank’s opinion, constitute “parachute payments” under section 280G. No payments under this Agreement shall be made until after thirty (30) days from the receipt of such schedule by the Executive. At any time prior to the expiration of said 30-day period, the Executive shall have the right to select from all of part of any category of payment to be made under this Agreement those payments to be made to the Executive in an amount the present value of which (when combined with the present value of any other payments otherwise payable by the Bank that are deemed “parachute payments”) is less than 300% of the Executive’s “base amount”. If the Executive fails to exercise his right to make a selection, only a lump-sum cash severance payment in the maximum amount that is less than 300% of the Executive’s “base amount” (reduced by the present value of any other payments otherwise payable to the Executive by the Bank that are deemed “parachute payments”) shall be made to the Executive on the day after the expiration of the period extending thirty (30) days from the receipt by the Executive of the schedule provided for hereunder, and no other amount under this Agreement shall be paid to the Executive under any circumstances.

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(c) For purposes of this paragraph 10, “present value” means the value determined in accordance with the rules provided in Treasury Regulations under section 280G of the Code, and “base amount” means the average annual compensation payable to the Executive by the Bank and includable in his gross income for Federal income tax purposes during the shorter of the period consisting of the most recent five taxable years ending before the date of any Change in Control of the Bank or the portion of such period during which the Executive was an Executive.

(d) Any selection by the Executive under this paragraph 10 of payments shall be invalid, and no such payments will be made, unless, under relevant Treasury Regulations, such payments can be reduced to present value as of the date of termination of employment or such appropriate date prior thereto as provided in said regulations.

(e) References to Code section 280G herein are specific references to section 280G as added to the Code by the Tax Reform Act of 1984, Pub. L. No. 98-369, 98th Cong., 2nd Sess. To the extent that Code section 280G is amended prior to expiration or termination of this Agreement, or replaced by a successor statute, the limitations imposed by this Paragraph 10 upon payments to be made to the Executive under this Agreement shall be deemed modified without further action of the parties so as to provide only for such limitations that are consistent with such amendment(s) or successor statutes, as the case may be. In the event that section 280G, or any successor statute, is repealed, this paragraph 10 shall cease to be effective on the effective date of such repeal. The parties to this Agreement recognize that final Treasury Regulations under Code section 280G may affect the amounts that may be paid hereunder and agree that, upon issuance of such final Regulations, this Agreement may be modified as in good faith deemed necessary in light of the provision of such Regulations to achieve the purposes hereof, and that consent to such modification(s) shall not be unreasonably withheld.

11. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon (a) the Executive, his legal representatives and testate or intestate distributees and (b) the Company and the Bank, their successors and assigns, including any successor by merger, consolidation, reorganization or a statutory receiver or any other person or firm or corporation to which all of the assets and business of the Company or the Bank may be sold or otherwise transferred. Any such successor of the Company and the Bank shall be deemed to have assumed this Agreement and to have become obligated hereunder to the same extent as the Company, the Bank and the Executive’s obligations hereunder shall continue in favor of such successor.

12. Notices. Any communication to a party required or permitted under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered if delivered personally or sent by overnight courier, or five days after mailing if mailed, postage prepaid, by first class mail or registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may be, written notice specify to the other party: If to Executive, 8961 Baywood Park Drive, Seminole, FL 34647; and if to the Company or Bank, Republic Bancshares, Inc. or Republic Bank, as the case

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may be, 111 Second Avenue, NE, Suite 300, St. Petersburg, Florida 33701, Attention: Chairman, with a copy to the attention of the General Counsel.

13. Miscellaneous. A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant, or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times. Notwithstanding anything herein contained to the contrary, any payments to the Executive by the Company or the Bank, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C § 1828(k), and any regulations promulgated thereunder. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without reference to conflicts of law principles. The headings of Sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any Section. Any reference to a Section number shall refer to a Section of this Agreement, unless other stated. This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, as of the day and year first above written.

/s/ William R. Falzone

William R. Falzone

REPUBLIC BANCSHARES, INC.

By:	/s/ William R. Klich

Name:	William R. Klich
Title:	Chief Executive Officer

ATTEST:

By:	/s/ Illegible

Secretary

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REPUBLIC BANK

By:	/s/ William R. Klich

Name:	William R. Klich
Title:	Chief Executive Officer

ATTEST:

By:	/s/ Illegible

Secretary

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EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT

THIS EMPLOYMENT AGREEMENT MODIFICATION AGREEMENT is made and entered into this September 2, 2003 by and between Republic Bancshares, Inc. (“Company”), Republic Bank (“Bank”) and William R. Falzone (“Executive”).

W I T N E S S E T H:

WHEREAS, Company, Bank and Executive are parties to that certain Employment Agreement (the “Agreement”) dated April 29, 2003 and September 2, 2003.

WHEREAS, the parties desire to modify certain provisions of the Agreement as are hereinafter set forth.

NOW THEREFORE, in consideration of Executive’s continued employment by Bank and the premises and covenants hereinafter set forth, the parties hereto agree as follows:

To replace: Section 10. Limitations on Excess Parachute Payments

and

Add: Certain Additional Payments by the Bank

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or otherwise to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 11) (a “Payment”) would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), then the Executive shall be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(b) All determinations concerning the application of the foregoing shall be made by a nationally recognized firm of independent accountants (together with legal counsel of its choosing), selected by the Company after consultation with the Executive (which may be the Company’s independent auditors), whose determination shall be conclusive and binding on all parties. The fees and expenses of such accountants and counsel shall be borne by the Company. If the accounting firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with an opinion that the Executive has substantial authority not to report any Excise Tax on his Federal income tax return. In the event the Internal Revenue Service assesses the Executive an amount of Excise Tax in excess of that determined in accordance with the foregoing, the Company shall pay to the Executive an additional Gross-Up Payment,

Payment, calculated as described above in respect of such excess Excise Tax, including a Gross-Up Payment in respect of any interest or penalties imposed by the Internal Revenue Service with respect to such excess Excise Tax.

IN WITNESS WHEREOF, the parties hereto have set forth their hands and seals the day and year first written above.

Republic Bancshares, Inc.

By:	/s/ William R. Hough

William R. Hough
Chairman of the Board

Republic Bank

By:	/s/ William R. Klich

William R. Klich
President and Chief Executive Officer

/s/ William R. Falzone

William R. Falzone, Executive

[GRAPHIC]

A difference you can bank on.SM

September 2, 2003

Mrs. Rita Lowman

4335 Cheval Blvd.

Lutz, FL 33558

Re:	Republic Bank – Change of Control

Dear Mrs. Lowman:

This will confirm our conversation of recent date regarding your employment with Republic Bank. While all Republic Bank employees are employed at will, in the event of a change of control, as defined herein, should you be terminated for reasons other than for cause, as defined herein, within twelve (12) months of such change in control, you will receive a lump sum payment equal to 24 months base salary or a continuation of your base salary for 24 months from your date of termination, at our option, and a prorated amount at year end (by January 31 following the year of termination) of that year’s incentive payout. For purposes of this Letter Agreement, a “change of control” is defined as the transfer (by merger, purchase, issuance of new shares or otherwise), within a one-week period, of more than 50% of the outstanding shares of common stock of Republic Bank or Republic Bancshares, Inc. to a person or persons not controlled directly or indirectly, by the non-transferring shareholders of Republic Bank or Republic Bancshares, Inc. For purposes of this paragraph, “person” shall be defined to include any entity, companies, limited partnerships and limited liability partnerships. For purposes of this definition, the “non-transferring” shareholders of Republic Bank or Republic Bancshares, Inc. shall be deemed to “directly or indirectly control” a person if the person is obligated to vote his/her/its shares at the collective direction of the non-transferring shareholders.

You will not receive the payment contemplated above in the event of a change of control if your termination occurs for one or more of the following reasons: (a) your death; (b) your inability or incapacity to perform the essential functions of your job; (c) your commission of any crime involving dishonesty or moral turpitude; (d) misconduct connected with work, including but not limited to, insubordination or your failure to adequately perform your job duties and responsibilities as such job duties and responsibilities are, from time to time, determined in the absolute discretion of the CEO or the Board of Directors; (e) conduct of a nature that reflects negatively upon our organizations or which would prevent you from being able to adequately perform your job duties and responsibilities as such job duties and responsibilities are, from time to time, determined in the absolute discretion of the CEO or the Board of Directors; (f) your material failure to adequately perform your job duties and responsibilities as such job duties and responsibilities are, from time to time, determined in the absolute discretion of the CEO or the Board of Directors; or (g) a material breach of our established operating policies and procedures.

Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or otherwise to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 11) (a “Payment”) would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), then the Executive shall be

Corporate Offices    ■  111 Second Avenue NE    ■  St. Petersburg, FL 33701    ■  727.823.7300

entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

All determinations concerning the application of the foregoing shall be made by a nationally recognized firm of independent accountants (together with legal counsel of its choosing), selected by the Company after consultation with the Executive (which may be the Company’s independent auditors), whose determination shall be conclusive and binding on all parties. The fees and expenses of such accountants and counsel shall be borne by the Company. If the accounting firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with an opinion that the Executive has substantial authority not to report any Excise Tax on his Federal income tax return. In the event the Internal Revenue Service assesses the Executive an amount of Excise Tax in excess of that determined in accordance with the foregoing, the Company shall pay to the Executive an additional Gross-Up Payment, calculated as described above in respect of such excess Excise Tax, including a Gross-Up Payment, calculated as described above in respect of such excess Excise Tax, including a Gross-Up Payment in respect of any interest or penalties imposed by the Internal Revenue Service with respect to such excess Excise Tax.

This letter agreement supplements any prior agreement, written or oral, between the parties, relating to employment; however, to the extent of any conflict between this Agreement and any other employment agreements, this Agreement shall govern. This letter Agreement shall become null and void as of March 15, 2006.

As a condition precedent to the receipt of any of the monies provided for herein, you will execute a written separation agreement, in a form satisfactory to the CEO and Board of Directors, releasing any and all claims which you may have against us, our officers, directors, shareholders, agents and employees. Such separation agreement will also include a provision relating to non-disparagement, confidentiality, the return of all of our confidential, proprietary business information and property and cooperation in future business matters or litigation, and an appropriate enforcement mechanism.

Sincerely,

/s/ William R. Klich

William R. Klich
Chairman and Chief Executive Officer

[GRAPHIC]

A difference you can bank on.SM

September 2, 2003

Mr. Timothy Little

8689 Woodbriar Drive

Sarasota, FL 34238

Re:	Republic Bank – Change of Control

Dear	Mr. Little:

This will confirm our conversation of recent date regarding your employment with Republic Bank. While all Republic Bank employees are employed at will, in the event of a change of control, as defined herein, should you be terminated for reasons other than for cause, as defined herein, within twelve (12) months of such change in control, you will receive a lump sum payment equal to 24 months base salary or a continuation of your base salary for 24 months from your date of termination, at our option, and a prorated amount at year end (by January 31 following the year of termination) of that year’s incentive payout. For purposes of this Letter Agreement, a “change of control” is defined as the transfer (by merger, purchase, issuance of new shares or otherwise), within a one-week period, of more than 50% of the outstanding shares of common stock of Republic Bank or Republic Bancshares, Inc. to a person or persons not controlled directly or indirectly, by the non-transferring shareholders of Republic Bank or Republic Bancshares, Inc. For purposes of this paragraph, “person” shall be defined to include any entity, companies, limited partnerships and limited liability partnerships. For purposes of this definition, the “non-transferring” shareholders of Republic Bank or Republic Bancshares, Inc. shall be deemed to “directly or indirectly control” a person if the person is obligated to vote his/her/its shares at the collective direction of the non-transferring shareholders.

You will not receive the payment contemplated above in the event of a change of control if your termination occurs for one or more of the following reasons: (a) your death; (b) your inability or incapacity to perform the essential functions of your job; (c) your commission of any crime involving dishonesty or moral turpitude; (d) misconduct connected with work, including but not limited to, insubordination or your failure to adequately perform your job duties and responsibilities as such job duties and responsibilities are, from time to time, determined in the absolute discretion of the CEO or the Board of Directors; (e) conduct of a nature that reflects negatively upon our organizations or which would prevent you from being able to adequately perform your job duties and responsibilities as such job duties and responsibilities are, from time to time, determined in the absolute discretion of the CEO or the Board of Directors; (f) your material failure to adequately perform your job duties and responsibilities as such job duties and responsibilities are, from time to time, determined in the absolute discretion of the CEO or the Board of Directors; or (g) a materiel breach of our established operating policies and procedures.

Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or otherwise to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 11) (a “Payment”) would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), then the Executive shall be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment

Corporate Offices    ■  111 Second Avenue NE    ■  St. Petersburg, FL 33701    ■  727.823.7300

entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

All determinations concerning the application of the foregoing shall be made by a nationally recognized firm of independent accountants (together with legal counsel of its choosing), selected by the Company after consultation with the Executive (which may be the Company’s independent auditors), whose determination shall be conclusive and binding on all parties. The fees and expenses of such accountants and counsel shall be borne by the Company. If the accounting firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with an opinion that the Executive has substantial authority not to report any Excise Tax on his Federal income tax return. In the event the Internal Revenue Service assesses the Executive an amount of Excise Tax in excess of that determined in accordance with the foregoing, the Company shall pay to the Executive an additional Gross-Up Payment, calculated as described above in respect of such excess Excise Tax, including a Gross-Up Payment, calculated as described above in respect of such excess Excise Tax, including a Gross-Up Payment in respect of any interest or penalties imposed by the Internal Revenue Service with respect to such excess Excise Tax.

This letter agreement supplements any prior agreement, written or oral, between the parties, relating to employment; however, to the extent of any conflict between this Agreement and any other employment agreements, this Agreement shall govern. This letter Agreement shall become null and void as of March 15,2006.

As a condition precedent to the receipt of any of the monies provided for herein, you will execute a written separation agreement, in a form satisfactory to the CEO and Board of Directors, releasing any and all claims which you may have against us, our officers, directors, shareholders, agents and employees. Such separation agreement will also include a provision relating to non-disparagement, confidentiality, the return of all of our confidential, proprietary business information and property and cooperation in future business matters or litigation, and an appropriate enforcement mechanism.

Sincerely,

/s/ William R. Klich

William R. Klich
Chairman and Chief Executive Officer